UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

______________________

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

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Date of Report (Date of Earliest Event Reported): August 24, 2022

CNL STRATEGIC CAPITAL, LLC

(Exact name of registrant as specified in its charter)

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delaware	000-56162	32-0503849
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

CNL Center at City Commons

450 South Orange Avenue

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement

Revolving Loan Agreement

On August 24, 2022, CNL Strategic Capital B, Inc. (“Borrower”), a wholly-owned subsidiary of CNL Strategic Capital, LLC (referred to herein as “we”, “us”, “our” or the “Company”) and First Horizon Bank, a Tennessee banking corporation, (referred to as “First Horizon Bank”) entered into a Revolving Loan Agreement (the “Loan Agreement”) and related Revolving Credit Note (the “Promissory Note”) for a $50.0 million revolving line of credit (the “Line of Credit”). Unless extended, the Line of Credit is available for advances to the Borrower for a period of three hundred and sixty days from the Line of Credit closing date of August 24, 2022.

In connection with the Line of Credit, the Borrower is required to pay a total commitment fee to First Horizon Bank of $250,000, of which $125,000 has been paid to date with the remaining $125,000 balance due to First Horizon Bank one hundred and eighty days after the Line of Credit closing date. The Borrower is required to pay a fee to First Horizon Bank with each advance under the Loan Agreement in an amount equal to 0.05% of the amount of each borrowing.

The Borrower is also required to pay interest on the borrowed amount at a rate per year equal to the 1-Month Term secured overnight financing rate (“SOFR”) plus 2.75%. Interest payments are due monthly in arrears. Furthermore, the Borrower is required to pay a quarterly unused fee when the average outstanding balance of the Line of Credit is less than $25.0 million.

The Borrower may prepay, without penalty, all or any part of the borrowings under the Loan Agreement at any time and such borrowings are required to be repaid within 180 days of the borrowing date. Under the Loan Agreement, the Company is required to comply with certain covenants including the provision of financial statements on a quarterly basis, a restriction from incurring any debt, and restrictions on the transfer and sale of assets held by certain subsidiaries. On August 24, 2022, the Company entered into a Guaranty agreement to act as a guarantor of the Borrower’s outstanding borrowings under the Loan Agreement (the “Guaranty Agreement”).

On August 24, 2022, the Borrower and the Company also entered into a pledge and security agreement (“Pledge Agreement”) in favor of First Horizon Bank. Under the Pledge Agreement, the Company is required to contribute proceeds from the Company’s offering to pay down the outstanding debt to the extent there are any borrowings outstanding under the Loan Agreement. In connection with the Line of Credit, Company also entered into a fourth amendment to its Escrow Agreement with UMB Bank, N.A. as escrow agent.

The foregoing descriptions of the Loan Agreement, the Promissory Note, the Guaranty Agreement, the Escrow Amendment, and the Pledge Agreement in this Item 1.01 do not purport to be complete in scope and are qualified in their entirety by the full text of such agreements included as exhibits and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 regarding the Loan Agreement, the Promissory Note, the Guaranty Agreement, and the Pledge Agreement with First Horizon Bank is incorporated by reference into this Item 2.03.

Item 9.01.

Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Loan Agreement dated August 24, 2022 by and between the Borrower and First Horizon Bank (Filed herewith.)
10.2	Promissory Note dated August 24, 2022 by Borrower in favor of First Horizon Bank (Filed herewith.)
10.3	Pledge Agreement dated August 24, 2022 by and between the Company and the Borrower in favor of First Horizon Bank (Filed herewith.)
10.4	Guaranty Agreement dated August 24, 2022 by Company in favor of First Horizon Bank (Filed herewith.)
10.5	Escrow Amendment dated August 24, 2022 by and between the Company, CNL Securities Corp., and UMB Bank, N.A. (Filed herewith.)

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the items described herein, are forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on the beliefs and assumptions of the Company’s management and on the information currently available to management at the time of such statements. Forward-looking statements generally can be identified by the words “believes,” “expects,” “intends,” “plans,” “estimates” or similar expressions that indicate future events. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the Company’s control. Any forward-looking statement made by us in this Current Report is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Important risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements include the risks associated with the Company’s ability to pay distributions and the sources of such distribution payments, the Company’s ability to locate and make suitable investments, the ongoing and potential impact of the ongoing COVID-19 pandemic on the economy and the broader financial markets, which may have a significant negative impact on the Company's (and its businesses) financial condition, results of operations, cash flows and net asset value per share and other risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the other documents filed by the Company with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2022		CNL Strategic Capital, LLC a Delaware limited liability company

	By:	/s/ Chirag J. Bhavsar
Chirag J. Bhavsar Chief Executive Officer